Exhibit 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of The BOC Group plc (the “Company”) on Form 20-F for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

          1.     The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 12, 2005	/s/ Anthony Eric Isaac
	Name:	Anthony Eric Isaac
	Title:	Chief Executive

Date: December 12, 2005	/s/ Alan Murray Ferguson
	Name:	Alan Murray Ferguson
	Title:	Group Finance Director